UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2014

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Series J Subscription Agreement

On August 14, 2014, Lighting Science Group Corporation (the “Company”) entered into a Series J Stock Subscription Agreement (the “Series J Subscription Agreement”) with PCA LSG Holdings, LLC (“PCA Holdings”) pursuant to which the Company issued 2,000 units of its securities (the “Series J Securities”) to PCA Holdings at a price of $1,000 per Series J Security and total consideration of $2,000,000 on such date. Each Series J Security consists of (A) one share of the Company’s Series J Convertible Preferred Stock, par value $0.001 per share (the “Series J Preferred Stock”) and (B) a warrant to purchase 2,650 shares of the Company’s common stock (“Common Stock”), at an exercise price of $0.001 per share (the “Warrants”). The designations, powers, rights, and preferences of the Series J Preferred Stock are governed by the Amended and Restated Certificate of Designation governing the Series J Preferred Stock (the “Series J Certificate of Designation”) which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 7, 2014 and in connection with the transactions contemplated by the Series J Subscription Agreement, RW LSG Holdings, LLC and its affiliates (“Riverwood”) and Pegasus Capital Advisors, L.P. and its affiliates (“Pegasus”) as the “Primary Investors” of the Company’s Series H Convertible Preferred Stock (the “Series H Preferred Stock”) and Series I Convertible Preferred Stock (the “Series I Preferred Stock”), respectively, and as the joint “Primary Investors” of the Series J Preferred Stock, consented to: (1) the Company’s issuance and sale of up to 30,000 Series J Securities on or before December 31, 2014 and (2) the amendment and restatement of the Certificates of Designation governing the Series H Preferred Stock, the Series I Preferred Stock and the Series J Preferred Stock. Accordingly, the Series J Subscription Agreement provides that the Company is permitted (without further approval from Pegasus or Riverwood), on or before December 31, 2014, to issue up to an additional 28,000 Series J Securities (for an aggregate total of 30,000 Series J Securities) to any persons approved by the Company (such offering, the “Series J Offering”). On August 20, 2014 and pursuant to this provision, the Company issued an additional 2,000 Series J Securities to PCA Holdings and received an additional $2,000,000 in total consideration for such Series J Securities (for aggregate proceeds to the Company of $4,000,000 pursuant to the Series J Offering as of August 20, 2014).

The Warrants issued to PCA Holdings as part of the Series J Securities contain substantially identical terms as the warrants previously issued to PCA Holdings on January 3, 2014 and filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 8, 2014 (the “Issued Warrants”).

PCA Holdings is an affiliate of Pegasus who, together with its affiliates, is the Company’s largest stockholder.

The foregoing description of the (i) Series J Subscription Agreement, (ii) Series J Preferred Stock and (iii) Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the (x) Series J Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, (y) Series J Certificate of Designation filed as Exhibit 4.3 to this Current Report on Form 8-K and (z) Warrants filed as Exhibit 4.5 to the Current Report on Form 8-K filed by the Company with the SEC on January 8, 2014, and are each incorporated herein by reference.

In connection with the Series J Offering, and in accordance with the Series J Certificate of Designation, the Amended and Restated Certificate of Designation governing the Company’s Series H Preferred Stock (the “Series H Certificate of Designation”) and the Amended and Restated Certificate of Designation governing the Company’s Series I Preferred Stock (the “Series I Certificate of Designation,” and together with the Series H Certificate of Designation and Series J Certificate of Designation, the “Certificates of Designation”), the Company is required to offer to all holders of shares of the Company’s Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock, the right to purchase a pro rata amount of the Series J Securities issued pursuant to the Series J Offering (based upon such holder’s ownership of the Company’s outstanding shares of Common Stock on a fully diluted, as converted basis).

Amendments to Certificates of Designation

On August 14, 2014, and in connection with the transactions contemplated by the Series J Offering, the Company amended and restated the Certificates of Designation (collectively, the “Amended Certificates of Designation”). The Amended Certificates of Designation amend the terms of the Certificates of Designation to, among other things, (i) reinsert a covenant requiring the Company to obtain the consent of Riverwood and Pegasus as the “Primary Investors” of the Series H Preferred Stock and Series I Preferred Stock, respectively, and as the joint “Primary Investors” of the Series J Preferred Stock, prior to the Company’s appointment of a new, removal of the then-current, or determination or modification of any compensation for the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or Chief Technology Officer (or equivalents thereof) and (ii) make certain other clarifying amendments to the Certificates of Designation.

The foregoing description of the Amended Certificates of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Certificates of Designation, which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Each share of Series J Preferred Stock is convertible at any time, at the election of the holder thereof, into the number of shares of Common Stock equal to the quotient obtained by dividing (a) $1,000 by (b) the $0.95 conversion price of the Series J Preferred Stock, subject to adjustment in accordance with the terms set forth in the Series J Certificate of Designation.

The Series J Securities were issued by the Company to PCA Holdings pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the safe harbors for sales provided by Regulation D promulgated thereunder. There were no underwriting discounts or commissions paid in connection with such issuances.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

On August 14, 2014, the Company filed the Amended Certificates of Designation with the Secretary of State of the State of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: August 20, 2014	By:	/s/ Dennis McGill
	Name:	Dennis McGill
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

4.1	Amended and Restated Certificate of Designation of Series J Preferred Stock filed with the Secretary of State of Delaware on August 14, 2014.

4.2	Amended and Restated Certificate of Designation of Series H Preferred Stock filed with the Secretary of State of Delaware on August 14, 2014.

4.3	Amended and Restated Certificate of Designation of Series I Preferred Stock filed with the Secretary of State of Delaware on August 14, 2014.

10.1	Series J Subscription Agreement, dated August 14, 2014, by and between Lighting Science Group Corporation and PCA LSG Holdings LLC.